Exhibit 99.1

Cara Therapeutics CORPORATE PRESENTATION MARCH 2022

Forward Looking Statements Statements contained in this presentation regarding matters that are not historical facts are "forward - looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of these forward - looking statements include statements concerning the expected timing of the initiation, enrollment and data readouts from the Company’s planned and ongoing clinical trials, the potential results of ongoing clinical trials, timing of future regulatory and development milestones for the Company’s product candidates, the potential for the Company’s product candidates to be alternatives in the therapeutic areas investigated, the Company’s expected cash reach, and the potential impact of COVID - 19 on the Company’s commercial launch, clinical development and regulatory timelines and plans. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward - looking statements. Risks are described more fully in Cara Therapeutics’ filings with the Securities and Exchange Commission, including the “Risk Factors” section of the Company’s Annual Report on Form 10 - K for the year ending December 31, 2021 and its other documents subsequently filed with or furnished to the Securities and Exchange Commission. All forward - looking statements contained in this presentation speak only as of the date on which they were made. Cara Therapeutics undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Transform the way pruritus is treated to bring quality to the lives of those who suffer. OUR MISSION:

About 1 in 8 people suffer from chronic pruritus 1. Matterne U. et al. Prevalence, correlates and characteristics of chronic pruritus: a population - based crosssectional study. Acta Derm Venereol . 2011;91(6):674 - 9. 2. Matterne U et al. Incidence and determinants of chronic pruritus: a population - based cohort study. Acta Derm Venereol . 2013;93(5):532 - 7. 3. Adapted from: Weisshaar et al. European S2k Guideline on Chronic Pruritus. Acta Derm Ven April 2019; 99(5): 469 - 506; Stander et al Clinical Classification of Itch Acta Derm Ven 2007; 87:291 - 294. 4. Rayner HC et al. Clin J Am Soc Nephrol 2017;12:2000 - 7. 5 Hegade VS et.al. Pruritus Is Common and Undertreated in Patients With Primary Biliary Cholangitis in the United Kingdom. Clinical Gastroenterology and Hepatology 2019 6 . Plewig N et al. The course of chronic itch in hemodialysis patients: results of a 4 - year follow - up study of GEHIS (German Epidemiological Hemodialysis Itch Study). J Eur Acad Dermatol Venereol . 2019;33:1429 - 1435. 7 . Mathur VS et al. A longitudinal study of uremic pruritus in hemodialysis patients. Clin J Am Soc Nephrol. 2010; 5:1410 - 1419. 8 . Yosipovitch G et al. A questionnaire for the assessment of pruritus: validation in uremic patients. Acta Derm Venereol . 2001;81:108 - 111. 9. Rehman IU, et al. Prevalence of chronic kidney disease - associated pruritus, and association with sleep qua lity among hemodialysis patients in Pakistan. PLoS One. 2018;13:e0207758. 10 . Pisoni RL et al. Pruritus in haemodialysis patients: international results from the Dialysis Outcomes and Practice Patterns Study (DOPPS). Nephrol Dial Transplant. 2006;21:3495 - 3505. 11 . Ramakrishnan K et al. Clinical characteristics and outcomes of end - stage renal disease patients with self - reported pruritus symptoms. Int J Nephrol Renovasc Dis. 2 014; 7:1 - 12. OFTEN UNDER REPORTED 4 - 5 OFTEN UNDER TREATED 4 - 5 SIGNIFICANT IMPACT ON QoL 6 - 11 of the population affected 1,2 13.5% 1 - 2 NEUROLOGICAL 3 DERMATOLOGICAL 3 SYSTEMIC 3 4

Millions of US patients could benefit from a chronic pruritus therapy 5 SYSTEMIC Non - Dialysis Dependent CKD (Stage 4 - 5) 3 - 7 Chronic Liver Disease 8 - 12 Atopic Dermatitis 13 - 15 Notalgia Paresthetica 16 DERMATOLOGICAL NEUROLOGICAL HD - Dependent Chronic Kidney Disease (CKD) 1 - 2 30 0K 3 M 12 M 1M Estimated US Addressable Pruritis Population 200K 1..National Institute of Diabetes and Digestive and Kidney Diseases. https://www.niddk.nih.gov/health - information/health - statist ics/kidney - disease. 2. Pisoni et al. Pruritus in haemodialysis patients: international results from the Dialysis Outcomes and Practice Patterns Study (DOPPS). Nephrology Dialysis Transplantation (2006); 21(12): 3495 - 3505. 3. Centers for Disease Control and Prevention http s://nccd.cdc.gov/ckd/detail.aspx?Qnum=Q372. 4. DataMonitor 5. States Renal Data System https://adr.usrds.org/2020/chronic - kidney - disease/1 - ckd - in - the - general - population. 6. Wong SJY et al. Decisions about Renal Replacement Therapy in Patients with Advanced Kidney Disease in the US Department of Veterans Affairs, 2000 – 2011. Clin Journal of Am Soc Neprol . 2016. 11(10): 1825 - 1833. 7. Sukul N et al. Pruritus and patient reported outcomes in non - dialysis CKD. Clin J Am Soc Neprhol 2019. 673 - 681. 8.Centers for Disease Control and Prevention https://www.cdc.gov/nchs/fastats/liver - disease.htm 9. Odea S et al. Prevalence of p ruritus in patients with chronic liver disease: A multicenter study. Hepatology Research. 2018. 28(3): E252 - E262. 10. Fujino H et al. Pruritus in patients with chronic liver disease and serum autotaxin levels in patients with primary biliary cholangitis. BMC Gastroenterology. 2019. 19:169. 11. Yoshikawa et al. Pruritus is common in patients with chronic liver disease and is improved by nalfurafine hydrochloride. Scientific Reports. 2021. 11:3015. 12. Data on file. 13. National Eczema Assocaition . https://nationaleczema.org/eczema/types - of - eczema/atopic - dermatitis/ 14. DRG Analysis. 15. Mollanazar NK, Smith PK, Yosipovitch G. Mediators of chronic pruritus in atopic dermatitis: getting the itch out? Clin Rev Allergy Immunol. (2016) 51:263 – 92. 16. Da ta on file.

Prepared for significant immediate and future growth 6 First - and - only FDA - approved treatment for CKD - aP in HD Robust R&D engine with multiple pipeline indications Significant market opportunity & strong financial foundation to deliver growth strategy

STRONG COMMERCIAL POSITIONING & PARTNERSHIP FIRST INNOVATIVE PRODUCT TO RECEIVE TDAPA FIRST - AND - ONLY PRODUCT APPROVED FOR CKD - aP in HD KORSUVA Injection to launch in US in April 2022 7 POSITIONED FOR RAPID UPTAKE Korsuva is indicated for the treatment of moderate - to - severe pruritus associated with chronic kidney disease (CKD - aP ) in adults undergoing hemodialysis (HD). Limitations of Use Korsuva has not been studied in patients on peritoneal dialysis and is not recommended for use in this population

KORSUVA Injection addresses significant unmet need in US CKD - aP hemodialysis market 1. National Institute of Diabetes and Digestive and Kidney Diseases. https://www.niddk.nih.gov/health - information/health - statistics/kidney - disease. 2. URSDS. https://adr.usrds.org/2021/end - stage - renal - disease/1 - incidence - prevalence - patient - characteristics - and - treatment - modalitie s 3. Pisoni et al. Pruritus in haemodialysis patients: international results from the Dialysis Outcomes and Practice Patterns Study (DOPPS). Nephrology Dialysis Transplan ta tion (2006); 21(12): 3495 - 3505. P atients on hemodialysis 1 - 2 ~500K With moderate - severe pruritus 2 40% Addressable Market ~200K 8

KORSUVA Injection first and only FDA approved therapy for CKD - aP in HD 9 First - and - Only FDA approved therapy to address CKD - aP - HD • Current therapies are generally ineffective or poorly tolerated • Breakthrough Therapy Designation • Priority Review Largest clinical development program for CKD - aP in HD with 1300 participants Favorable safety profile • Non - scheduled • Most common AEs were diarrhea, dizziness, and nausea

Concentrated market dynamics can facilitate rapid uptake 10 1. https://healthcareappraisers.com/2020 - outlook - dialysis - clinics - and - esrd/ 2. https://adr.usrds.org/2020/end - stage - renal - disease/9 - healthcare - expenditures - for - persons - with - esrd 3. Amgen Annual Report 2018, 2019, 2020 1 Major Payer • Medicare covers ~80% of CKD - HD patients 2 • 2nd drug in TDAPA • 1st drug Parsabiv - $1.4B revenue in 3 - yr period 3 2 Key Providers • Fresenius Medical Care and DaVita have a combined market share of ~75% 1

Partnership with Vifor Pharma can maximize launch potential 11 Leading commercial nephrology organization with turnkey infrastructure, including 100+ sales FTEs Strong relationships with US nephrology offices and dialysis centers, including joi nt venture with Fresenius Medical Care Contractual economics bring near term profitability for KORSUVA Injection

Favorable reimbursement for KORSUVA Injection 12 G ranted TDAPA and J - Code by CMS effective April 1, 2022 TDAPA allows for KORSUVA to be billed separately from the ESRD bundle for at least two years CMS leadership to engage with Cara and Vifor Pharma ensuring patient access, including post - TDAPA

Difelikefalin MOA has potentially broad application 13 Difelikefalin blocks itch response agnostic of itch trigger NEUROLOGICAL DERMATOLOGICAL SYSTEMIC DIFELIKEFALIN PRURITUS Kappa Receptor D CKD PBC AD NP Disease - specific Pruritogens Adapted from Pflugers Arch . 2013 December ; 465(12): doi:10.1007/s00424 - 013 - 1284 - 2. Peripheral Sensory Neurons

Oral difelikefalin has potential for long - term growth 1. Matterne U. et al. Prevalence, correlates and characteristics of chronic pruritus: a population - based crosssectional study. Acta Derm Venereol . 2011;91(6):674 - 9.2. Matterne U et al. Incidence and determinants of chronic pruritus: a population - based cohort study. Acta Derm Venereol . 2013;93(5):532 - 7. 3. Adapted from: Stander S. et al. Clinical classification of itch: a position paper of the international forum for the study of itch. Acta Derm Venereol 2007. 87: 291 - 294. Systemic Systemic Systemic Endocrine & Metabolic Chronic Kidney Disease (CKD) Primary Biliary Cholangitis (PBC) Infectious diseases Hematologic & lymphoproliferative diseases Visceral neoplasms Drug - induced pruritus Inflammatory Dermatoses - Atopic dermatitis (AD) Infectious dermatoses Autoimmune dermatoses Neoplasms Notalgia Paresthetica (NP) Brachioradial pruritus Post - herpetic Neuralgia Genodermatoses Dermatoses of pregnancy Systemic Neurological x x x Key Categori es of Chronic Pruritus 1 Dermatological 14

Advancing our late - stage pipeline in multiple indications ^ Commercialization rights to difelikefalin in defined indications - Japan: Maruishi Pharmaceutical Co, LTD; South Korea: Chong Kun Dang Pharmaceuticals. # Vifor Fresenius Medical Care Renal Pharma (VFMCRP) and Cara have rights to promote in Fresenius Medical Care dialysis clinics in the US under a profit share agreement. * Vifor has commercial rights in Non - US Fresenius clinics under a profit - share arrangement. HD CKD - aP : Hemodialysis Chronic Kidney Disease - associated Pruritus; NDD - CKD - aP : Non - Dialysis Dependent Chronic Kidney Disease associated Pruritus NDD - CKD - aP Atopic Dermatitis Primary Biliary Cholangitis Notalgia Paresthetica HD - CKD - aP 15 STAGE OF DEVELOPMENT Program Indication Phase 1 Phase 2 Phase 3 Approved Commercial Rights (ex - Japan and S. Korea)^ KORSUVA TM Injection Pruritus HD - CKD US - Vifor * EU/Other - VFMCRP # Oral difelikefalin Pruritus NDD - CKD (stages IV - V) Cara Oral difelikefalin Pruritus in Atopic Dermatitis Cara Oral difelikefalin Pruritus in NP Cara Oral difelikefalin Pruritus PBC Cara

Oral difelikefalin : expanding reach in non - dialysis CKD market 1. Makar M et al. Chronic kidney disease associated pruritus: a review. Kidney Blood Press Res 2021. 46:659 - 669. 2. Centers for Disease Control and Prevention https://nccd.cdc.gov/ckd/detail.aspx?Qnum=Q372. 3. DataMonitor 4. States Renal Data System https://adr.usrds.org/2020/chronic - kidney - disease/1 - ckd - in - the - general - population. 5. Wong SJY et a l. Decisions about Renal Replacement Therapy in Patients with Advanced Kidney Disease in the US Department of Veterans Affairs, 200 0 – 2011. Clin Journal of Am Soc Neprol . 2016. 11(10): 1825 - 1833. 6. Sukul N et al. Pruritus and patient reported outcomes in non - dialysis CKD. Clin J Am Soc Neprhol 2019. 673 - 681. 7. Mettang T and Kremer AE. Uremic Pruritus. Kidney International. 2015. 87:685 - 691 Pruritis control is a significant unmet need among non - dialysis CKD patients 1 There are no FDA - approved therapies and c urrent anti - pruritic approaches are inadequate 1 Approximately 1.2 million US patients have advanced (stage 4 - 5) non - dialysis CKD 2 - 5 ~30% advanced non - dialysis CKD patients experience moderate to severe pruritus 6 NDD - CKD 16

Phase 2 data in NDD - CKD - aP provides path forward into Phase 3 x Significant difference achieved between 1mg oral difelikefalin and placebo in WI - NRS score at Week 12 x Generally well - tolerated with safety profile consistent with clinical development program x Phase 2 findings and EOP2 discussion with FDA established dose and patient population in Advanced CKD for Phase 3 trial NDD - CKD Primary Endpoint Change From Baseline in WI - NRS Over Time 17

KICK 1 & KICK 2: Patient Population 12 KICK1 US sites only, KICK 2 US and ex - US sites • Adults with advanced stage 4 and 5 CKD • Chronic Pruritus for at least 6 months prior to screening • Moderate to Severe Pruritus at Baseline (WI - NRS ≥ 5) • Allowed to be on stable treatment for itch including antihistamines and gabapentinoids STUDY PATIENT POPULATION STAGE 1 STAGE 2 STAGE 3 STAGE 4 STAGE 5 Normal Increased Risk Kidney Damage Reduced Function Oral Difelikefalin (KICK trials) Kidney failure Non Dialysis Dependent Dialysis Dependent NDD - CKD NDD - CKD

KICK 1 & KICK 2: Study Design 13 12 Weeks Efficacy Assessment Treatment Period Double Blind RUN - IN 7 Days Patients Re - Randomized to DFK or PBO RANDOMIZE (N = ~400; 1:1) SCREEN Placebo Placebo Baseline Mean WI - NRS > 5 KORSUVA : 1.0 mg once daily Up to 52 Weeks DFK 1.0 mg once daily Placebo DFK 1.0 mg once daily Placebo Long - term Safety Extension Treatment Period Double Blind • Quality of life including sleep • Safety assessments • % of subjects with ≥4 - point improvement from baseline in WI - NRS score at Week 12 PRIMARY ENDPOINT ADDITIONAL ENDPOINTS KICK1 US sites only, KICK 2 US and ex - US sites Topline Results: 2H2024 est. NDD - CKD

1. Correale CE et al. Atopic dermatitis: a review of diagnosis and treatment. Am Fam Physician. 1999. 60(4):1191 - 1198 2. Silverberg JI et al. Patient burden and quality of life in atopic dermatitis in US adults. Annals of Allergy, Asthma, and Immunology (2018). 121(3): 340 - 347 3. Legat FJ. Itch in atopic dermatitis – what is new? Front Med (Lausanne) 2021. 8:644760. 4. National Eczema Assocaition . https://nationaleczema.org/eczema/types - of - eczema/atopic - dermatitis/ 5. DRG Analysis. 6. Mollanazar NK, Smith PK, Yosipovitch G. Mediators of chronic pruritus in atopic dermatitis: getting the itch out? Clin Rev Allergy Immunol. (2016) 51:263 – 92. 7. Lipman et al. Current clinical options for the management of itch in atopic dermatitis. Clin Cosmet Investig Dermatol. 2021. 14:959 - 969 8. Kapur S et al. Atopic dermatitis. Allergy Asthma and Clin Immunol. 2018. 14(Suppl2):52. Oral difelikefalin: potential to address significant need for an oral antipruritic in atopic dermatitis (AD) 20 Pruritus is a hallmark of AD, often called “the itch that rashes” 1 Itch is considered the most burdensome AD symptom by patients, 2 strongly and negatively impacts quality of life 3 ~12M diagnosed patients that experience chronic pruritus 4 - 6 Targeting pruritus in AD remains unmet need AD

KARE STUDY: Phase 2 data in Atopic Dermatitis (AD) 21 x A nti - pruritic effect started at week 1 and was sustained through week 12 x Statistical significance achieved for the registration endpoint (4 - point responder) in mild - to - moderate AD population x The drug was generally well tolerated 0% 10% 20% 30% 40% % of Subjects 19% 32%* N = 79 N = 178 • All doses performed similarly (.25mg, .50 mg , 1.0mg) versus PBO Population: Mild to Moderate AD ( BSA <10) 4 - point Responder Analysis at Week 12 AD Placebo Difelikefalin P=0.033

KIND 1 & KIND 2: Patient Population • Adults with AD - related pruritus not adequately controlled by topical therapy alone • Chronic AD - related Pruritus ≥6 weeks • Moderate to Severe Pruritus at Baseline (I - NRS ≥ 5) • Mild to severe Atopic Dermatitis: • IGA ≥ 2, BSA ≤20% • Patients need to be washed out of any medication that may impact itch and/or AD prior to screening • Stratification to BSA <10% and ≥10% STUDY PATIENT POPULATION Target Enrollment 1 5% Patient Population BSA ≥10% 17 8 5% Patient Population BSA <10% AD

KIND 1 Part A: Study Design 12 - Week Double Blind Treatment Period 1 - week Run - in Oral PBO BID + Vehicle PBO DFK 0.25 mg BID + TCS Baseline Mean I - NRS > 5 DFK 0.5 mg BID + TCS Oral PBO BID + TCS DFK 0.5 mg BID + TCS 52 - Week Open Label Safety Extension Period N=280 (~70/arm) 18 KIND 1 Part A will include sites in North America only Internal Readout: 2H2023 est. CRITERIA • % of subjects with ≥4 - point improvement from baseline in WI - NRS score at Week 12 • Safety assessments INFORMATION • Dose • Sample size AD

KIND 1 Part B & KIND 2: Study Design KIND 1 Part B will include sites in North America only, while KIND 2 will include sites in North America and outside of Nor th America KIND 1 Part A DFK XX mg BID TCS Baseline Mean I - NRS > 5 Oral PBO BID + TCS DFK XX mg BID + TCS Up to 52 - Week Open Label Safety Extension Period 12 - Week Double Blind Treatment Period 1 - week Run - In READOUT Informs dosing & sample size 19 • Quality of life including sleep • Skin assessment • Safety assessments • % of subjects with ≥4 - point improvement from baseline in WI - NRS score at Week 12 PRIMARY ENDPOINT ADDITIONAL ENDPOINTS Topline Results: 1H2025 est. AD

Oral difelikefalin: potential to address significant need in Notalgia Paresthetica (NP) 25 1. Howard M et al. Notalgia paresthetica: a review for dermatologists. Int J of Derm . 2017. 388 - 392. 2. Data on file. NP NP is a sensory neuropathic syndrome characterized by chronic pruritus Pruritus is burdensome decreasing quality of life 1 Estimated that 1M patients suffer from NP 2 No FDA - approved treatments Phase 2 Readout Anticipated Q2 2022

Oral difelikefalin : potential in pruritus with Primary Biliary Cholangitis (PBC) 26 PBC 1. Carrion AF et al. Understanding and treating pruritus in primary biliary cholangitis. Clin Liver Dis 2018. 22:517 - 532. 2. Pin heiro NC et al. Refractory pruritus in primary biliary cirrhosis. BMJ Case Rep. 2013. doi:10.1136/bcr - 2013 - 200634 3. Lu M et al. Factors Associated with Prevalence and Treatment of Primary Biliary Cholangitis in United States Health Systems. Cli n Gastroenterol Hepatol (2018 Aug);16(8):1333 - 1341.e6. 4. Trivedi HD et al. Management of Pruritus in Primary Biliary Cholangitis: A Narrative Review. The American Journal of Medicine (2017) 130, 744e1 - 744e7 Pruritus is hallmark symptom of PBC and may be persistent and debilitating 1 Associated with severe fatigue, sleep disturbance, and mental health issues 2 No FDA - approved treatments Phase 2 Readout Anticipated 2H 2022 Addressable patient population of ~50K 3 - 4 , with opportunity to establish efficacy in other chronic liver diseases

Strong financial foundation to advance pipeline, enable long - term growth 27 Continued pipeline growth • We have the resources to continue development of the oral difelikefalin program $237M cash position Dec 31, 2021 • 53M shares outstanding and no debt • We do not expect to incur commercial costs related to KORSUVA Injection Cash runway through 2023 • Runway does not include potential near term income from KORSUVA Injection profit split or commercial/regulatory milestones • Contractual economics bring near term profitability on KORSUVA I njection

• EMA Decision on KORSUVA Injection • NP Phase 2 Topline Data 2022 Value C atalysts to D rive Long - term G rowth* 28 Q3 Q4 • PBC Phase 2 Topline Data (2H) • Initiation of Phase 3 in AD • Initiation of Phase 3 in NDD - CKD • KORSUVA Injection • TDAPA received • J - Code secured • Pricing announced KORSUVA Injection US Commercialization Launch April 2022 Q1 Q2 * Anticipated Timelines

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